MBT Financial Corp.

Annual Meeting of Shareholders
May 4, 2017

MISSION STATEMENT

MBT Financial Corp. is committed to be the premier independent provider of financial services in the communities we serve.

Forward Looking Statements

This presentation contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions that are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors, which are in many instances beyond our control and could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We assume no obligation to update or revise forward-looking statements.

BUSINESS MEETING

Doug Chaffin
President & CEO

BUSINESS MEETING

Introductions

In Memory of

Edwin L. Harwood

1955 - 2016




BE
LIKE
ED
Be loving. Be kind. Be thoughtful.
Be humble. Be positive. Be good.
Always.
In memory of Edwin L. Harwood
February 15, 1955 – September 29, 2016

Member, Board of Directors 2009 - 2016

Our Thrival Philosophy


CULTURE
CULTURE
Performance • Productivity
Technical • Operations
MBT
Awareness of Self and Others
THRIVAL PHILOSOPHY
EMPLOYEES
CUSTOMERS
SHAREHOLDERS
COMMUNITIES
"HOW matters!"
"It's not just what you do, it's HOW you do it!"
CULTURE
CULTURE
We are honest and respectful.
We have pride.
We CARE
We support each other.
We are creative and innovative.
We are committed to success.
CULTURE
CULTURE

MBT Financial Corp.

The "Big 4" Strategic Targets for 2016/2017

I. **Improve Asset Quality:** Classified Asset/Capital
   - 2014 = 42%
   - 2015 = 20%
   - 2016 = 11%

II. **Increase Net Interest Income:**
   - 3.07% NIM in 2016, incr. NII by $648,000

III. **Effectiveness: Ratio = NonII/NonIE**
   - 43% @ 12/31/16 (impr. 1.5%)

The "Big 4" Strategic Targets for 2016/2017

IV. Scale

- Organic growth top priority
  - Total assets increased by $15mil in 2016
- Growth through acquisition opportunistically (not as a primary strategy)
- Valuation of MBTF (currency) impacts acquisition competitiveness

The "Top 4" Tactics for 2017

#1: The Customer Experience

- Needs Based Products & Services
- Seamless, Effective & Efficient delivery
- Timeliness that gives MBT a competitive edge
- Eliminate "burdens without benefit"
- Trusted Advisor (CARE)

The "Top 4" Tactics for 2017

#2: Branch Optimization

- Enhance "customer experience"
- Branches viable, but must be "different"
- No "one size fits all"
- Adapt to changes in:
  - Marketplace
  - Consumer/Business expectations
  - Competition
  - Technology

The "Top 4" Tactics for 2017

#3: MBTeam/CARE 2.0/Sales

- Process & tracking improvement
- Learning/coaching consistency
- New expectations & accountability
- Decentralized/team sales/goal focus

The "Top 4" Tactics for 2017

#4: Capital Plan

- Board of Directors approve at least yearly
- Affects "Scale"
- Milestones for MBTF common:
  - Special dividend of $.70/share 1Q2017
  - 66% incr. in value of MBTF 12/15 to 12/16
  - TSR of 891% for five years, 4th in US banks
  - #1 in TSR for second year among Toledo area publicly traded companies
  - Russell 2000


MBTF Stock Price
$12.00
$11.50
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.49
$1.77
$1.11
$2.35
$4.23
$4.99
$6.83
$11.35
$11.35
2009
2010
2011
2012
2013
2014
2015
2016
2017*

*2017 price as of 3/31/17


MBTF Annual Total Return
130%
110%
90%
70%
50%
30%
10%
-10%
-30%
-50%
-70%
-50%
19%
-37%
112%
80%
18%
37%
80%
7%
2009
2010
2011
2012
2013
2014
2015
2016
2017

*Data provided by Bloomberg

* 2017 return as of 3/31/17

MBT Financial Corp.

MBTF Total Return vs. US Banks $1B-$5B in Assets



375%
325%
275%
225%
175%
125%
75%
25%
-25%
-75%
336%
119%
MBTF
SNL U.S. Bank $1B-$5B Assets
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017

Data provided by SNL

MBT Financial Corp.

Financial Results

Year Ending December 31, 2016
Quarter Ending March 31, 2017

John Skibski
Executive Vice President & CFO

Consolidated Balance Sheets

Dollars in thousands		December 31, 2016		December 31, 2015	% Change
Assets					
Cash and Cash Equivalents	$	52,772	$	79,550	-33.7%
Investment Securities		551,902		547,789	0.8%
Loans - Net		644,490		607,889	6.0%
Other Assets		108,119		107,085	1.0%
Total assets	$	1,357,283	$	1,342,313	1.1%
Liabilities					
Deposits	$	1,199,717	$	1,165,393	2.9%
Borrowed funds		-		15,000	-100.0%
Other liabilities		16,452		14,579	12.8%
Total liabilities		1,216,169		1,194,972	1.8%
Stockholders' Equity					
Total stockholders' equity		141,114		147,341	-4.2%
Total liabilities and stockholders' equity	$	1,357,283	$	1,342,313	1.1%

Consolidated Statements of Income

Dollars in thousands	Year Ended December 31 2016		2015	% Change
Interest Income				
Interest and fees on loans	$ 29,265	$	29,012	0.9%
Interest on investment securities & Fed funds	10,594		11,029	-3.9%
Total interest income	$ 39,859	$	40,041	-0.5%
Interest Expense				
Interest on deposits	$ 1,928	$	2,359	-18.3%
Interest on borrowed funds	308		707	-56.4%
Total interest expense	$ 2,236	$	3,066	-27.1%
Net Interest Income	$ 37,623	$	36,975	1.8%

Consolidated Statements of Income (cont'd)

Dollars in thousands (except per share data)	Year Ended December 31 2016		2015		% Change
Net Interest Income	$	37,623	$	36,975	1.8%
Provision For Loan Losses		(2,200)		(3,000)	-26.7%
Other Income		17,513		15,327	14.3%
Other Expenses		36,598		38,200	-4.2%
Income Before Taxes		20,738		17,102	21.3%
Income Tax Expense		6,237		5,020	24.2%
Net Income	$	14,501	$	12,082	20.0%
Profit Per Common share	$	0.64	$	0.53	20.8%

Consolidated Balance Sheets – Unaudited

Dollars in thousands		March 31, 2017		December 31, 2016	% Change
Assets					
Cash and Cash Equivalents	$	40,673	$	52,772	-22.9%
Investment Securities		544,505		551,902	-1.3%
Loans - Net		655,115		644,490	1.6%
Other Assets		106,261		108,119	-1.7%
Total Assets	$	1,346,554	$	1,357,283	-0.8%
Liabilities					
Deposits	$	1,203,072	$	1,199,717	0.3%
Other liabilities		13,929		16,452	-15.3%
Total liabilities		1,217,001		1,216,169	0.1%
Stockholders' Equity					
Total stockholders' equity		129,553		141,114	-8.2%
Total liabilities and stockholders' equity	$	1,346,554	$	1,357,283	-0.8%

Consolidated Statements of Income – Unaudited

Dollars in thousands	Quarter Ended March 31, 2017	2016	% Change
Interest Income			
Interest and fees on loans	$ 7,364	$ 7,035	4.7%
Interest on investment securities & Fed funds	2,687	2,948	-8.9%
Total interest income	10,051	9,983	0.7%
Interest Expense			
Interest on deposits	456	517	-11.8%
Interest on borrowed funds	-	176	-100.0%
Total interest expense	456	693	-34.2%
Net Interest Income	$ 9,595	$ 9,290	3.3%

Consolidated Statements of Income – Unaudited (cont'd)

	Quarter Ended March 31,		%
Dollars in thousands (except per share data)	2017	2016	Change
Net Interest Income	$ 9,595	$ 9,290	3.3%
Provision For Loan Losses	(200)	(300)	-33.3%
Other Income	3,820	4,114	-7.1%
Other Expenses	9,062	9,483	-4.4%
Income Before Taxes	4,553	4,221	7.9%
Income Tax Expense	1,373	1,224	12.2%
Net Income	$ 3,180	$ 2,997	6.1%
Earnings Per Common Share	$ 0.14	$ 0.13	7.7%

Strategic Focus for 2017 and Beyond

Doug Chaffin
President & CEO

Focus on the Future


CEO
2ND VP
EXEC ADMIN
EVP/CFO
RISK MANAGEMENT
DIRECTOR
EVP/WAYNE COUNTY
PRESIDENT
STRATEGIC SUPPORT
DIRECTOR
SVP/ORGANIZATIONAL
EFFECTIVENESS
DIRECTOR
EVP/LENDING
MBTEAM/CARE
SALES DIRECTOR
EVP/WMG
MBTEAM
MENTORSHIP
DIRECTOR
SVP
MARKETING
DIRECTOR
SVP, CHIEF INNOVATION
AND INFORMATION
OFFICER

Strategic Focus for 2017

- Big 4/Top 4 still relevant
- Noteworthy progress over past five years, with performance metrics meeting or exceeding peers
- Need to continue momentum
- Structure bank leadership & focus for further improvement

Strategic Focus for 2017

- Wendy Warrington-Parker – Organizational Effectiveness Director
- Audrey Mistor – Mentorship Director
- Tom Myers – Sales Director
- John Skibski – Risk Management Director
- Scott McKelvey – Strategic Support Director
- Don Lieto – Continuity & Integration of Acquisitions Director

Strategic Focus for 2017


CULTURE
Performance • Productivity
Technical • Operations
MBT
Awareness of Self and Others
THRIVAL PHILOSOPHY
EMPLOYEES
CUSTOMERS
SHAREHOLDERS
COMMUNITIES
"HOW matters!"
"It's not just what you do, it's HOW you do it!"
We are honest and respectful.
We have pride.
We CARE
We support each other.
We are creative and innovative.
We are committed to success.

MBT
MBT Financial Corp.

Community Engagement & Accolades

- Employee Now Linked In Service Together (ENLIST) - Since 1984
  - Over 200,000 hours in volunteer service
- MBTeach - Since 2009
  - NASDAQ/EverFi Innovation in Fin. Education
- BBB Torch Award for Marketplace Ethics
- Bauer Financial 5-star (Superior) rating

Officers/Employees engaged with hundreds of local organizations

In Memory of

Merel F. Keck

1928 - 2017



President & CEO

Chairman of the Board

1953 - 1998

MBT Financial Corp.

Annual Meeting of Shareholders

Question & Answer Period

MISSION STATEMENT

MBT Financial Corp. is committed to be the premier independent provider of financial services in the communities we serve.